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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                      Date of Report:  September 18, 1996
                       (Date of earliest event reported)



                               THOMPSON PBE, INC.
                             a Delaware corporation
             (Exact name of registrant as specified in its charter)




        DELAWARE                   COMMISSION FILE:            95-4215913
(State or other jurisdiction           0-25038             (I.R.S. Employer
    of incorporation or                                   Identification No.)
      organization)



                         4553 GLENCOE AVENUE, SUITE 200
                        MARINA DEL REY, CALIFORNIA 90292
          (Address of principal executive offices, including zip code)



                                 (310) 306-7112
                (Registrant's phone number, including area code)


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ITEM 8    CHANGE IN FISCAL YEAR


          To the extent deemed to be a "change of fiscal year" for purposes of
Item 8 of Form 8-K, Thompson PBE, Inc. hereby reports that on September 18, 1996 its Board of Directors approved a change from a fiscal year that ends on September 30 of each year to a 52/53 week fiscal year that ends on the first Saturday closest to September 30 of each year. This change will become effective for the 1997 fiscal year which will begin October 1, 1996 and end on Saturday, September 27, 1997.



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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THOMPSON PBE, INC.
                                       a Delaware corporation


Date:  September 20, 1996.             By:   /s/ CHARLES E. BARRANTES
                                          -------------------------------
                                          Name:  Charles E. Barrantes
                                          Title: Executive Vice President




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